September 23, 2015

Vivaldi Orinda Macro Opportunities Fund

Class A Shares (OMOAX)
Class I Shares (OMOIX)

A series of Advisors Series Trust (the “Trust”)

Supplement to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) dated June 28, 2015

At a meeting held on September 17-18, 2015, based on the recommendation of Orinda Asset Management, LLC, the investment adviser to the Vivaldi Orinda Macro Opportunities Fund (the “Fund”), the Board of Trustees of the Trust determined to terminate the investment sub-advisory agreement of Rothschild Investment Corporation (“Rothschild”).  As a result, Rothschild will no longer serve as a sub-adviser to the Fund, effective immediately.  Please disregard all references to Rothschild in the Summary Prospectus, Prospectus and SAI.

Please retain this Supplement with your Summary Prospectus, Prospectus and SAI.
The date of this Supplement is September 23, 2015.